Scudder
Balanced Fund

Semiannual Report
June 30, 1997

Pure No-Load(TM) Funds


A fund that seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                                      [LOGO]

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   8  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  21  Investment Products and Services
  22  Scudder Solutions



                                    In Brief

o Reflecting the favorable environment for quality growth stocks for the six-month period ended June 30, 1997, Scudder Balanced Fund provided a return of 13.77%, a performance that ranked in the top 6% (20th) of 340 balanced funds tracked by Lipper Analytical Services, Inc.

o At the end of the period, the Fund's assets were allocated 60% in equities and 40% in fixed income securities (including cash equivalents).

o The equity portion of the Fund was invested in companies with consistent, above-average growth potential in areas such as healthcare and consumer products.

o With an uncertain outlook for interest rates, the Fund's fixed income management maintained a neutral portfolio duration with an emphasis on short- and long-term maturities.

                            2 - SCUDDER BALANCED FUND

                        Letter From the Fund's President

Dear Shareholders,

     We are witnessing a remarkable period in the U.S. stock market. The six-year rally in stocks continued through the first half of 1997, pausing only momentarily in March to digest an increase in interest rates before resuming its rise. Expanding corporate earnings, healthy economic growth, and benign inflation reports were the primary drivers of the favorable environment, which has been responsible for an unprecedented rise in stock prices -- especially for larger capitalization issues. The question on every investor's mind seems to be:
"How long can stocks continue to rise?" The answer is, we do not know.

     After such a prolonged upward move, some form or correction would seem logical. Yet, if the Goldilocks economy persists as "not too hot and not too cold," U.S. stocks may continue to rise for some time. The keys to this ideal environment seem to lie in low inflation, stable-to-falling interest rates, and improving corporate profits. Any change in these factors could threaten the favorable environment for stocks.

     What should investors do in this environment?

Careful Portfolio Diversification

     Exposure to sectors that have a lower correlation to the S&P 500 can provide improved diversification and reduced price volatility over the long term. Small-cap, international, emerging markets, and fixed income sectors have not had as a dramatic price run-up and are attractively valued relative to many U.S. stocks. Adding representation in each of these areas can provide valuable diversification and balance to your investment portfolio. In addition, maintaining cash reserves, such as a money market fund, can dampen the effects of a market correction and provide flexibility to take advantage of opportunities presented by a market decline.

     Appropriate diversification can provide you with a comfort level in view of the short-term and sometimes unpredictable movements of the market. This Fund's balanced approach to investing in quality growth stocks and bonds is designed to result in lower volatility, making it an attractive choice for many investors. For a complete discussion of your Fund's recent activities, please turn to page 6.


     Thank you for your continued investment in Scudder Balanced Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470 or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Balanced Fund


                            3 - SCUDDER BALANCED FUND

PERFORMANCE UPDATE as of June 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

               Total Return
--------------------------------------------
Period           Growth
Ended              of                Average
6/30/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER BALANCED FUND
--------------------------------------------
1 Year         $ 11,990     19.90%    19.90%
Life of Fund*  $ 16,313     63.13%    11.52%

--------------------------------------------
S&P 500 INDEX (60%) and LBAB Index (40%)
--------------------------------------------
1 Year         $ 12,364     23.64%    23.64%
Life of Fund*  $ 18,299     82.99%    14.67%
--------------------------------------------
* The Fund commenced operations January 4, 1993. Index comparisons begin January 31, 1993.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER BALANCED FUND
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $ 9,876
12/93          $10,395
6/94           $ 9,823
12/94          $10,147
6/95           $11,705
12/95          $12,834
6/96           $13,584
12/96          $14,315
6/97           $16,286

S&P 500 INDEX
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $10,399
12/93          $10,915
6/94           $10,546
12/94          $11,059
6/95           $13,293
12/95          $15,214
6/96           $16,749
12/96          $18,707
6/97           $22,564

LBAB INDEX
Year            Amount
----------------------
1/31/93*       $10,000
6/93           $10,489
12/93          $10,768
6/94           $10,351
12/94          $10,454
6/95           $11,650
12/95          $12,386
6/96           $12,234
12/96          $12,833
6/97           $13,232

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregrate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1993*     1994     1995     1996     1997
                     --------------------------------------------
NET ASSET VALUE...   $ 11.82   $ 11.49  $ 13.33  $ 14.74  $ 16.51
INCOME DIVIDENDS..   $   .05   $   .28  $   .32  $   .32  $   .09
CAPITAL GAINS
DISTRIBUTIONS.....   $     -   $     -  $     -  $   .37  $     -
FUND TOTAL
RETURN (%)........     -1.07      -.54    19.16    16.05    19.90
INDEX TOTAL
RETURN (%)........      4.30       .49    20.72    19.02    23.64

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year and life of Fund would have been lower.

                           4 - SCUDDER BALANCED FUND

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks                      60%
Fixed Income Holdings              32%
Cash Equivalents                    8%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's conservative
approach to investing in
a combination of quality
stocks and bonds
provides the potential
for lower volatility.

--------------------------------------------------------------------------
FIXED INCOME HOLDINGS
(Excludes 8% of Cash Equivalents)
--------------------------------------------------------------------------
Type
--------------------------------------------
Corporate Bonds                          45%
U.S. Government Mortgages                31%
U.S. Government & Agencies               12%
Asset-Backed Securities                   8%
Foreign Bonds - U.S.
$ Denominated                             4%
--------------------------------------------
                                        100%
--------------------------------------------

Quality
--------------------------------------------
AAA                                      60%
AA                                        7%
A                                         7%
BBB                                      26%
--------------------------------------------
                                        100%
--------------------------------------------

Management maintained
a neutral portfolio
duration and AA average
quality rating, while
focusing on sector
allocations.
--------------------------------------------------------------------------
EQUITY HOLDINGS
--------------------------------------------------------------------------
Consumer Staples                         23%
Health                                   21%
Technology                               17%
Consumer Discretionary                    9%
Manufacturing                             8%
Media                                     6%
Service Industries                        5%
Financial                                 5%
Durables                                  5%
Construction                              1%
---------------------------------------------
                                        100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Five Largest Equity Holdings
--------------------------------------------
1.   COCA-COLA CO., INC.
     International soft drink company

2.   GENERAL ELECTRIC CO.
     Leading producer of electrical equipment

3.   MERCK & CO., INC.
     Leading drug manufacturer

4.   MICROSOFT CORP.
     Computer operating systems software

5.   COLGATE-PALMOLIVE CO.
     Manufacturer of household and personal care products

The portfolio benefitted from the strong performance of quality growth stocks, the primary focus of the Fund's equity holdings.

For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                           5 - SCUDDER BALANCED FUND

                         Portfolio Management Discussion
Dear Shareholders,

Over the first half of 1997, stocks recorded yet another period of outstanding performance while bonds provided positive, but more modest, total returns. Scudder Balanced Fund's approach to investing in a combination of quality growth stocks and bonds resulted in a total return of 13.77% for the six-month period ended June 30, 1997. The Fund's benchmark, which consists of 60% S&P 500 and 40% Lehman Aggregate Bond Index, returned 13.41% for the same period. The Fund's total return represents an increase in its net asset value from $14.60 at the end of 1996 to $16.51 on June 30, as well as an income distribution of 9 cents per share.

                                 Market Summary

Record corporate earnings, healthy economic growth, and benign inflation sustained a very favorable environment for equity investors over the first six months of 1997. The economy's robust 4.9% growth rate in the first quarter raised concerns about accelerating inflation, which encouraged the Federal Reserve (the Fed) to increase a key short-term interest rate -- the Fed Funds rate -- from 5.25% to 5.50% at their March 25 meeting. While stocks and bonds initially declined on this news, the economy has subsequently slowed, inflation has continued to moderate, and the Fed has passed up two opportunities since March to raise rates again. Investors had built a rate increase into their thinking, and when it failed to materialize, the stock and bond markets reacted favorably. The positive mood caused the stock market to rebound in the second quarter for one of its strongest quarterly returns in history.

                                 Stock Selection

The equity portion of the portfolio represented 60% of assets at the end of the period. Our investment philosophy is premised on achieving superior investment returns by investing in companies with consistent, above-average earnings growth. We held true to our strategy of investing in those companies that we believed would deliver solid earnings growth, and focused on companies with long-term franchises, experienced management teams, and dominant market shares in growing industries. Investors favored these characteristics, which are typical of many of the Fund's equity holdings. These blue chip stocks were among the Fund's best performers, especially the healthcare and consumer staples sectors.

The Fund's sector weights in the equity portion of the portfolio remained close to that of its benchmark as our approach was to focus on selecting individual stocks, not industry sectors. The largest industry representations in the equity portion of the portfolio were in healthcare (with pharmaceuticals the largest subsector), consumer staples, and technology.

Particularly noteworthy performers over the period included Avon Products and Revlon in the consumer staples sector, Pfizer, and Warner-Lambert in healthcare, Clear Channel Communications in media, Corporate Express in specialty retail, and finally, Applied Materials, Computer Associates, Microsoft, and Teradyne in the technology sector. Our decision to hold on to several networking stocks also paid off, with 3Com and Cisco among the portfolio's best performers.

                            6 - SCUDDER BALANCED FUND

Stocks which detracted from performance included Federated Department Stores, Boston Scientific, EDS, AMD, and Intel. Our relatively small holding in Intel actually contributed positively to performance relative to the Russell 1000 Growth Index during the six-month period.

                              Fixed Income Strategy

Bonds provided attractive income and total returns as they traded in a narrow range over the six-month period. The path of the benchmark 30-year U.S. Treasury bond yield took the appearance of a mountain top, with yields rising modestly during the first three months of 1997 and retreating during the second three months. The 30-year Treasury started 1997 with a yield of 6.64%, rose to 7.10% on March 31, and ended the period at 6.78%.

As of the end of the six-month period, fixed income securities represented 40% of assets, including cash and equivalents. Over the period we managed the portfolio actively, seeking to capitalize on shifts in relative valuations among the Treasury, mortgage, and corporate bond sectors. Our portfolio duration was essentially neutral, as we focused on allocating assets across sectors. During the first quarter, we de-emphasized mortgage securities, which typically have intermediate term (3-5 year average effective) maturities, and increased the "barbelling" of the Fund's maturity structure by adding to holdings at the short and long ends of the spectrum. The barbelled strategy helped performance during the first quarter, but held back performance somewhat during the second quarter.

The investment-grade corporate bond sector provided good returns, and we slightly increased our holdings in this sector. As of the end of the period, the fixed income portion of the portfolio had maintained its high average quality rating of AA.

                                     Outlook

As we look forward to the remainder of 1997, we see few signs of concern for investors. Leading economic indicators supply little evidence to suggest that inflation will accelerate anytime soon. However, the stock and bond markets are currently very sensitive to any changes in the positive expectations for corporate earnings, economic activity, or inflation. Any reversal of this favorable sentiment could cause the markets to back off from their upward momentum. Longer term, our outlook is for slower economic growth with benign inflation. We believe Scudder Balanced Fund will continue to provide attractive performance, as well as reduced volatility, through investment in a balanced portfolio of quality stocks and bonds.

Sincerely,
Your Portfolio Management Team

/s/Valerie F. Malter      /s/William M. Hutchinson

Valerie F. Malter         William M. Hutchinson


                            7 - SCUDDER BALANCED FUND

              Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                                              Principal               Market
                                                                                              Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 7.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/97 at 5.9% to be
  repurchased at $10,432,710 on 7/1/97, collateralized by a $10,465,000 U.S. Treasury                             ------------
  Note, 5%, 1/31/99 (Cost $10,431,000) ..................................................     10,431,000            10,431,000
                                                                                                                  ------------

U. S. Government & Agencies 3.8%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 7.25%, 5/15/16 ......................................................        500,000               521,405
U.S. Treasury Bond, 7.875%, 2/15/21 .....................................................        500,000               557,500
U.S. Treasury Note, 6.875%, 7/31/99 .....................................................      1,000,000             1,014,530
U.S. Treasury Note, 5.875%, 11/15/99 ....................................................      1,500,000             1,490,385
U.S. Treasury Note, 6.125%, 7/31/00 .....................................................      1,000,000               996,560
U.S. Treasury Note, 5.75%, 10/31/00 .....................................................        750,000               738,045
U.S. Treasury Separate Trading Registered Interest and Principal, Principal Only,
  9%, 11/15/18 ..........................................................................      1,000,000               228,630
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $5,634,440)                                                                   5,318,425
------------------------------------------------------------------------------------------------------------------------------

Gov't National Mortgage Association 2.2%
------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 9.5%, 8/15/19 .......................         24,870                26,947
Government National Mortgage Association Pass-thru, 10% with various maturities
  to 2/15/25 ............................................................................        950,440             1,044,657
Government National Mortgage Association Pass-thru, 8.5% with various maturities
  to 9/15/26 ............................................................................      1,894,548             1,969,494
------------------------------------------------------------------------------------------------------------------------------
Total Gov't National Mortgage Association (Cost $3,005,406)                                                          3,041,098
------------------------------------------------------------------------------------------------------------------------------

U. S. Government Agency Pass-Thrus 7.8%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8%, 4/1/08 ............................................      1,574,188             1,612,661
Federal National Mortgage Association, 6.5% with various maturities to 1/1/26 ...........      3,343,987             3,200,831
Federal National Mortgage Association, 7% with various maturities to 9/1/26 .............      6,004,301             5,887,093
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $10,662,460)                                                          10,700,585
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds - U.S.$ Denominated 1.4%
------------------------------------------------------------------------------------------------------------------------------
Abbey National PLC Global Medium Term Note, 6.69%, 10/17/05 .............................        750,000               732,870
Province of Ontario Global, 6%, 2/21/06 .................................................      1,000,000               941,330
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds - U.S.$ Denominated (Cost $1,744,743)                                                            1,902,830
------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities 2.5%
------------------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.5%
Ford Credit Automobile Trust Series 1996-A A4, 6.75%, 9/15/00 ...........................      1,000,000             1,007,500
Premier Auto Trust Asset Backed Certificate Series 1996-3 A4, 6.75%, 11/6/00 ............      1,000,000             1,007,810
                                                                                                                    ----------
                                                                                                                     2,015,310
                                                                                                                    ----------
Credit Card Receivables 1.0%
Sears Credit Account Master Trust, Series 1995-4, 6.25%, 1/15/03 ........................      1,400,000             1,402,618
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $3,396,960)                                                                      3,417,928
------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of the financial statements.


                           8 - SCUDDER BALANCED FUND

                                                                                              Principal               Market
                                                                                              Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds 14.6%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.7%
ITT Corp., 7.375%, 11/15/15 .............................................................      1,000,000               930,260
                                                                                                                    ----------
Consumer Staples 0.4%
Seagram Co., Ltd., 8.35%, 1/15/22 .......................................................        500,000               538,390
                                                                                                                    ----------
Communications 0.7%
WorldCom, Inc., 7.75%, 4/1/27 ...........................................................      1,000,000             1,022,530
                                                                                                                    ----------
Financial 6.6%
Associates Corp. of North America, 6.625%, 5/15/01 ......................................        500,000               498,500
Capital One Bank Medium Term Note, 5.95%, 2/15/01 .......................................      1,000,000               966,890
Deutsche Bank, 7.5%, 4/25/09 ............................................................      1,500,000             1,534,395
First Industrial LP, 7.6%, 5/15/07 ......................................................        700,000               711,830
General Electric Capital Services Inc., 7.5%, 8/21/35 ...................................        250,000               255,630
Highwoods/Forsyth L.P., 7%, 12/1/06 .....................................................      1,500,000             1,454,145
Southern National Corp., 7.05%, 5/23/03 .................................................      1,000,000             1,000,260
Spieker Properties, Inc., 7.875%, 12/1/16 ...............................................        750,000               726,023
Susa Partnership L.P., 8.2%, 6/1/17 .....................................................      1,000,000             1,025,610
US West Capital Funding Inc., 7.9%, 2/1/27 ..............................................      1,000,000             1,010,200
                                                                                                                    ----------
                                                                                                                     9,183,483
                                                                                                                    ----------
Media 1.4%
Tele-Communications, Inc., 8%, 8/1/05 ...................................................        750,000               761,985
Time Warner Inc., 9.125%, 1/15/13 .......................................................      1,000,000             1,105,720
                                                                                                                    ----------
                                                                                                                     1,867,705
                                                                                                                    ----------
Durables 2.2%
Ford Motor Co., 8.875%, 1/15/22 .........................................................        500,000               568,320
Ford Motor Credit Co., 6.25%, 2/26/98 ...................................................        250,000               250,353
Lockheed Martin Corp., 7.75%, 5/1/26 ....................................................        500,000               512,185
Northrop Grumman Corp., 7%, 3/1/06 ......................................................        750,000               737,115
Northrop Grumman Corp., 7.875%, 3/1/26 ..................................................      1,000,000             1,012,670
                                                                                                                    ----------
                                                                                                                     3,080,643
                                                                                                                    ----------
Manufacturing 0.4%
Nova Corp. of Alberta, 7.875%, 4/1/23 ...................................................        500,000               517,145
                                                                                                                    ----------
Technology 0.4%
Loral Corp., 8.375%, 6/15/24 ............................................................        500,000               544,565
                                                                                                                    ----------
Energy 0.7%
PanEnergy Corp., 7.375%, 9/15/03 ........................................................      1,000,000             1,024,340
                                                                                                                    ----------

      The accompanying notes are an integral part of the financial statements.


                           9 - SCUDDER BALANCED FUND

                                                                                              Principal               Market
                                                                                              Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals 0.7%
Potash Corp., 7.125%, 6/15/07 ...........................................................      1,000,000               995,900
                                                                                                                    ----------
Transportation 0.4%
Norfolk Southern Corp., 7.8%, 5/15/27 ...................................................        500,000               513,550
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $20,031,829)                                                                            20,218,511
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 60.1%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 5.6%
Department & Chain Stores 4.2%
Federated Department Stores, Inc.* ......................................................         19,800               688,050
Home Depot, Inc. ........................................................................         29,400             2,026,763
Price/Costco Inc.* ......................................................................         41,000             1,347,875
Wal-Mart Stores Inc. ....................................................................         51,100             1,727,819
                                                                                                                    ----------
                                                                                                                     5,790,507
                                                                                                                    ----------
Hotels & Casinos 0.7%
Host Marriott Corp. .....................................................................         55,300               985,031
                                                                                                                    ----------
Specialty Retail 0.7%
Corporate Express, Inc. .................................................................         70,100             1,012,069
                                                                                                                    ----------
Consumer Staples 13.9%
Alcohol & Tobacco 1.8%
Philip Morris Companies Inc. ............................................................         56,300             2,498,313
                                                                                                                    ----------
Consumer Specialties 0.6%
Samsonite Corp.* ........................................................................         18,000               794,250
                                                                                                                    ----------
Food & Beverage 3.7%
Coca-Cola Co., Inc. .....................................................................         58,600             3,955,500
Interstate Bakeries Corp. ...............................................................         18,700             1,109,144
                                                                                                                    ----------
                                                                                                                     5,064,644
                                                                                                                    ----------
Package Goods/Cosmetics 7.8%
Avon Products Inc. ......................................................................         27,100             1,912,244
Colgate-Palmolive Co. ...................................................................         40,200             2,623,050
Gillette Co. ............................................................................         24,276             2,300,151
Procter & Gamble Co. ....................................................................         17,200             2,429,500
Revlon, Inc. "A" * ......................................................................         29,700             1,538,831
                                                                                                                    ----------
                                                                                                                    10,803,776
                                                                                                                    ----------

      The accompanying notes are an integral part of the financial statements.


                           10 - SCUDDER BALANCED FUND

                                                                                                                      Market
                                                                                                 Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health 12.3%
Biotechnology 1.0%
Guidant Corp. ...........................................................................         16,200             1,377,000
                                                                                                                    ----------
Health Industry Services 0.7%
HBO & Company ...........................................................................         13,800               950,475
                                                                                                                    ----------
Hospital Management 0.6%
Tenet Healthcare Corp.* .................................................................         27,800               821,838
                                                                                                                    ----------
Medical Supply & Specialty 0.6%
Boston Scientific Corp. .................................................................         14,200               872,413
                                                                                                                    ----------
Pharmaceuticals 9.4%
Eli Lilly & Co. .........................................................................         19,619             2,144,602
Johnson & Johnson .......................................................................         32,600             2,098,625
Merck & Co. Inc. ........................................................................         28,300             2,929,050
Pfizer, Inc. ............................................................................         15,800             1,888,100
SmithKline Beecham PLC (ADR) ............................................................         23,300             2,134,863
Warner-Lambert Co. ......................................................................         14,300             1,776,775
                                                                                                                    ----------
                                                                                                                    12,972,015
                                                                                                                    ----------
Financial 3.1%
Banks 0.7%
NationsBank Corp. .......................................................................         15,700             1,012,650
                                                                                                                    ----------
Insurance 1.7%
American International Group, Inc. ......................................................         15,950             2,382,524
                                                                                                                    ----------
Other Financial Companies 0.6%
Federal National Mortgage Association ...................................................         20,500               894,313
                                                                                                                    ----------
Media 3.5%
Advertising 1.5%
Interpublic Group of Companies Inc. .....................................................         18,800             1,152,675
Outdoor Systems, Inc. ...................................................................         25,500               975,375
                                                                                                                    ----------
                                                                                                                     2,128,050
                                                                                                                    ----------
Broadcasting & Entertainment 2.0%
Clear Channel Communications, Inc. ......................................................         30,700             1,888,050
Walt Disney Co. .........................................................................         10,400               834,600
                                                                                                                    ----------
                                                                                                                     2,722,650
                                                                                                                    ----------
Service Industries 3.3%
Electronic Data Processing Services 1.1%
Electronic Data Systems Corp. ...........................................................         38,600             1,582,600
                                                                                                                    ----------

      The accompanying notes are an integral part of the financial statements.


                           11 - SCUDDER BALANCED FUND

                                                                                                                      Market
                                                                                                 Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer Services 1.5%
CUC International Inc. ..................................................................         31,450               811,803
Service Corp. International .............................................................         36,100             1,186,788
                                                                                                                    ----------
                                                                                                                     1,998,591
                                                                                                                    ----------
Printing/Publishing 0.7%
Reuters Holdings PLC "B" (ADR) ..........................................................         15,600               982,800
                                                                                                                    ----------
Durables 2.7%
Aerospace 0.9%
AlliedSignal Inc. .......................................................................         15,400             1,293,600
                                                                                                                    ----------
Telecommunications Equipment 1.8%
Ascend Communications, Inc.* ............................................................         28,800             1,134,000
Nokia AB Oy (ADR) .......................................................................         18,000             1,327,500
                                                                                                                    ----------
                                                                                                                     2,461,500
                                                                                                                    ----------
Manufacturing 4.7%
Diversified Manufacturing
General Electric Co. ....................................................................         59,400             3,883,275
Honeywell, Inc. .........................................................................         11,900               902,913
Textron, Inc. ...........................................................................         25,500             1,692,563
                                                                                                                    ----------
                                                                                                                     6,478,751
                                                                                                                    ----------
Technology 10.2%
Computer Software 3.4%
Computer Associates International, Inc. .................................................         16,450               916,059
Microsoft Corp. .........................................................................         22,300             2,818,163
PeopleSoft Inc. .........................................................................         17,000               896,750
                                                                                                                    ----------
                                                                                                                     4,630,972
                                                                                                                    ----------
Diverse Electronic Products 1.7%
Applied Materials, Inc.* ................................................................         19,500             1,380,844
Teradyne Inc.* ..........................................................................         24,600               965,550
                                                                                                                    ----------
                                                                                                                     2,346,394
                                                                                                                    ----------
Electronic Data Processing 1.4%
Ceridian Corp.* .........................................................................         21,300               899,925
Compaq Computer Corp. ...................................................................          9,700               962,725
                                                                                                                    ----------
                                                                                                                     1,862,650
                                                                                                                    ----------
Office/Plant Automation 1.4%
3Com Corp.* .............................................................................         21,200               954,000
Cisco Systems, Inc.* ....................................................................         15,100             1,013,588
                                                                                                                    ----------
                                                                                                                     1,967,588
                                                                                                                    ----------

      The accompanying notes are an integral part of the financial statements.


                           12 - SCUDDER BALANCED FUND

                                                                                                                      Market
                                                                                                 Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Semiconductors 2.3%
Advanced Micro Devices Inc.* ............................................................         25,800               928,800
Intel Corp. .............................................................................          8,500             1,205,406
National Semiconductor Corp.* ...........................................................         36,100             1,105,563
                                                                                                                    ----------
                                                                                                                     3,239,769
                                                                                                                    ----------
Construction 0.8%
Building Products
American Standard Companies, Inc.* ......................................................         24,000             1,074,000
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $55,914,320)                                                                              83,001,733
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $110,821,158)(a)                                                        138,032,110
------------------------------------------------------------------------------------------------------------------------------

  *  Non-income producing security.

(a) The cost for federal income tax purposes was $110,899,261. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $27,132,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,077,903 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $945,054.

      The accompanying notes are an integral part of the financial statements.


                           13 - SCUDDER BALANCED FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $110,821,158) .................    $ 138,032,110
                  Cash ..................................................................              583
                  Receivable for Fund shares sold .......................................        1,210,759
                  Dividends and interest receivable .....................................          637,801
                  Foreign taxes recoverable .............................................              233
                  Deferred organization expenses ........................................            4,889
                  Other assets ..........................................................            1,968
                                                                                             ----------------
                  Total assets ..........................................................      139,888,343
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                  Payable for Fund shares redeemed ......................................          758,089
                  Accrued management fee ................................................           20,892
                  Other payables and accrued expenses ...................................          102,838
                                                                                             ----------------
                  Total liabilities .....................................................          881,819
                 --------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 139,006,524
                 --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ...................................          851,574
                  Net unrealized appreciation on investments ............................       27,210,952
                  Accumulated net realized gain .........................................        3,668,238
                  Paid-in capital .......................................................      107,275,760
                 --------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 139,006,524
                 --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($139,006,524 / 8,418,686 outstanding shares of beneficial               ----------------
                    interest, $.01 par value, unlimited number of shares authorized) ....           $16.51
                                                                                             ----------------

      The accompanying notes are an integral part of the financial statements.


                          14 - SCUDDER BALANCED FUND

                             Statement of Operations

                   six months ended June 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ..............................................................    $   1,725,730
                  Dividends (net of foreign taxes withheld of $5,638) ...................          396,166
                                                                                             -----------------
                                                                                                 2,121,896
                  Expenses:
                  Management fee ........................................................          434,734
                  Services to shareholders ..............................................          306,921
                  Custodian and accounting fees .........................................           36,849
                  Trustees' fees and expenses ...........................................           20,664
                  Reports to shareholders ...............................................           27,472
                  Auditing ..............................................................           17,834
                  Registration fees .....................................................           15,438
                  Legal .................................................................            5,121
                  Amortization of organization expenses .................................            4,760
                  Other .................................................................            4,388
                                                                                             -----------------
                  Total expenses before reductions ......................................          874,181
                  Expense reductions ....................................................         (258,421)
                                                                                             -----------------
                  Expenses, net .........................................................          615,760
                 ---------------------------------------------------------------------------------------------
                  Net investment income                                                          1,506,136
                 ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...........................................................        3,746,341
                                                                                             -----------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ...........................................................       11,642,288
                 ---------------------------------------------------------------------------------------------
                  Net gain on investment transactions                                           15,388,629
                 ---------------------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $  16,894,765
                 ---------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of the financial statements.


                          15 - SCUDDER BALANCED FUND

                       Statements of Changes in Net Assets

                                                                                   Six Months
                                                                                      Ended
                                                                                    June 30,         Year ended
                                                                                      1997          December 31,
Increase (Decrease) in Net Assets                                                 (Unaudited)          1996
----------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ........................................ $  1,506,136      $  2,514,758
                  Net realized gain from investment transactions ...............    3,746,341         4,906,972
                  Net unrealized appreciation on investment transactions
                    during the period ..........................................   11,642,288         3,888,751
                                                                                 ---------------   ----------------
                  Net increase in net assets resulting from operations .........   16,894,765        11,310,481
                                                                                 ---------------   ----------------
                  Distributions to shareholders:
                  From net investment income ...................................     (749,333)       (2,447,716)
                                                                                 ---------------   ----------------
                  From net realized gains ......................................           --        (5,755,741)
                                                                                 ---------------   ----------------
                  Fund share transactions:
                  Proceeds from shares sold ....................................   31,544,533        39,011,632
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..............................      724,348         8,015,313
                  Cost of shares redeemed ......................................  (18,949,331)      (30,743,649)
                                                                                 ---------------   ----------------
                  Net increase in net assets from Fund share transactions ......   13,319,550        16,283,296
                                                                                 ---------------   ----------------
                  Increase in net assets .......................................   29,464,982        19,390,320
                  Net assets at beginning of period ............................  109,541,542        90,151,222
                  Net assets at end of period (including undistributed net      ----------------  -----------------
                    investment income of $851,574 and $94,771, respectively) ... $139,006,524      $109,541,542
                                                                                ----------------  -----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ....................    7,502,830         6,386,156
                                                                                 ---------------   ----------------
                  Shares sold ..................................................    2,075,353         2,665,524
                  Shares issued to shareholders in reinvestment of
                    distributions ..............................................       49,075           547,246
                  Shares redeemed ..............................................   (1,208,572)       (2,096,096)
                                                                                 ---------------   ----------------
                  Net increase in Fund shares ..................................      915,856         1,116,674
                                                                                ----------------  -----------------
                  Shares outstanding at end of period ..........................    8,418,686         7,502,830
                                                                                ----------------  -----------------

      The accompanying notes are an integral part of the financial statements.


                          16 - SCUDDER BALANCED FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                          For the Period
                                           Six months                                                     January 4, 1993
                                              ended                                                        (commencement
                                            June 30,                 Years Ended December 31,            of operations) to
                                              1997                                                          December 31,
                                         (Unaudited)(a)       1996(a)          1995            1994              1993
---------------------------------------------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------
Net asset value, beginning of period ...     $14.60           $14.12         $11.63          $12.23            $12.00
                                          ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income ..................        .18              .36            .32             .31               .26
Net realized and unrealized gain on
   investments .........................       1.82             1.25           2.74            (.60)              .23
                                          ---------------------------------------------------------------------------------
Total from investment operations .......       2.00             1.61           3.06            (.29)              .49
                                          ---------------------------------------------------------------------------------
Less distributions from:
Net investment income ..................       (.09)            (.34)          (.32)           (.31)             (.26)
Net realized gains on investment
   transactions ........................         --             (.79)          (.25)             --                --
                                          ---------------------------------------------------------------------------------
Total distributions ....................       (.09)           (1.13)          (.57)           (.31)             (.26)
                                          ---------------------------------------------------------------------------------

                                          ---------------------------------------------------------------------------------
Net asset value, end of period .........     $16.51           $14.60         $14.12          $11.63            $12.23
                                          ---------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) .......................      13.77**          11.54          26.48           (2.39)             4.12**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .        139              110             90              66                64
Ratio of operating expenses, net to
   average daily net assets (%) ........       1.00*            1.00           1.00            1.00              1.00
Ratio of operating expenses before
   expense reductions, to average daily
    net assets (%) .....................       1.42*            1.37           1.40            1.47              1.53
Ratio of net investment income to
   average daily net assets (%) ........       2.45*            2.42           2.51            2.66              2.43
Portfolio turnover rate (%) ............       54.3*            69.7          103.3           105.4              99.3
Average commission rate paid (b) .......     $.0534           $.0551         $   --          $   --             $  --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
*   Annualized
**  Not Annualized


                          17 - SCUDDER BALANCED FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss)


                          18 - SCUDDER BALANCED FUND
and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $34,789,937 and $30,150,253, respectively. Purchases and sales of U.S. Government obligations aggregated $230,330 and $1,048,516, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of .70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until October 31, 1997 to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. Accordingly, for the six months ended June 30, 1997, the Adviser did not impose a portion of its fees amounting to $258,421, and the portion imposed amounted to $176,313, of which $20,892 is unpaid at June 30, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SSC aggregated $130,685, of which $21,882 is unpaid at June 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by STC aggregated $143,371, of which $23,739 is unpaid at June 30, 1997.


                          19 - SCUDDER BALANCED FUND

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $23,257, of which $3,914 is unpaid at June 30, 1997.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Trustees' fees and expenses aggregated $20,664.


                          20 - SCUDDER BALANCED FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                              21 - SCUDDER BALANCED FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            22 - SCUDDER BALANCED FUND



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.

                            23 - SCUDDER BALANCED FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]